UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 23, 2006



                       SECURED DIGITAL APPLICATIONS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                   0-25658              84-1357927
  ----------------------------       ------------          -------------
  (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)


               Park 80 West, Plaza One, Saddle Brook, New Jersey    07663
               -------------------------------------------------- --------
                  (Address of principal executive offices)       (ZIP Code)


     Registrant's telephone number, including area code: (201) 843-0222
     ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Condition

Item 2.02.  Results of Operations and Financial Condition

     On May 23, 2006, Secured Digital Applications, Inc. issued a press release announcing its unaudited financial results for the first quarter of 2006, in conjunction with the filing on May 22, 2006 of its quarterly report on Form 10-QSB. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the `Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits.

     99.1   Press release dated May 23, 2006.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SECURED DIGITAL APPLICATIONS, INC.



                                 By: /s/ Patrick Soon-Hock Lim
                                 ------------------------------
                                 Name:   Patrick Soon-Hock Lim
                                 Title:  Chairman & Chief Executive Officer


Date:  May 23, 2006


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                                INDEX TO EXHIBITS


Exhibit No.       Description
----------------- --------------------------------------------------------------
Exhibit 99.1      Press release dated May 23, 2006

















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